CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and to the use of our reports dated, June 27 2000, in Amendment No 3 to the Registration Statement (Form SB-2 No. 333-40528) and related Prospectus of Dynamic Ventures Inc. for the registration of shares of its common stock.


Vancouver,  Canada
December 21, 2000



Elliott,  Tulk,  Pryce,  Anderson
CHARTERED  ACCOUNTANTS



/s/  Elliott,  Tulk,  Pryce,  Anderson
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Elliott,  Tulk,  Pryce,  Anderson